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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           AUGUST 7, 2000                            1-14559
--------------------------------------    ------------------------------
   Date of Report (Date of earliest          (Commission File Number)
           event reported)


                             MUSE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                               85-0437001
--------------------------------------    ------------------------------
   (State or other jurisdiction of              (I.R.S. Employer
    incorporation or organization)           Identification Number)


                                1601 RANDOLPH SE
                          ALBUQUERQUE, NEW MEXICO 87106
           ---------------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


                                     (505) 843-6873
           ---------------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

     On August 7, 2000, Muse Technologies, Inc. (the "Company"), entered into a Purchase Agreement (the "Purchase Agreement"), by and between the Company and Kingsbridge Capital Limited, a British Virgin Islands company ("Kingsbridge"). Pursuant to the Purchase Agreement, the Company sold to Kingsbridge, a convertible note (the "Note") in the principal amount of $1,000,000. Interest on the Note accrues at the rate of 10% per annum. The Note is convertible, commencing on August 7, 2001, into shares of common stock of the Company at the lower of $2.375 per share and 88% of the five-day trading average prior to the date of conversion.

     The Company also issued to Kingsbridge a warrant ("Warrant") to purchase 75,000 shares of common stock at an exercise price of $2.6125 per share in connection with the Purchase Agreement. The Warrant is not exercisable until August 7, 2001 and will expire on August 6, 2005. The shares underlying the Warrant are required be registered prior to August 7, 2001. The Warrant also contains certain customary anti-dilution protections.

     In the event the registration statement covering the shares issuable upon conversion of the Note and exercise of the Warrant is not declared effective in a timely manner, then the Company will be subject to certain liquidated damages as set forth in a separate registration rights agreement, dated as of August 7, 2000. Copies of all relevant agreements in connection with the issuance of the Note are attached hereto as exhibits and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

     (a) and (b)   Not applicable.

           Exhibit 1 - Purchase Agreement dated as of August 7, 2000.

           Exhibit 2 - Registration Rights Agreement dated as of August 7, 2000.

           Exhibit 3 - Convertible Promissory Note dated as of August 7, 2000.

           Exhibit 4 - Warrant dated as of August 7, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2000               MUSE TECHNOLOGIES, INC.

                                   By: /s/ Brian R. Clark
                                      ------------------------------------------
                                           Brian R. Clark
                                           President and Chief Financial Officer